INCOME TAXES (Details 2) - USD ($) $ in Thousands	12 Months Ended
	Dec. 31, 2021	Dec. 31, 2020
INCOME TAXES (Tables)
Statutory tax	$ (93)	$ (751)
State and foreign income tax, net of federal income tax benefit	(254)	151
Valuation allowance for deferred tax assets	454	1,513
Foreign sourced deemed dividend income	(341)	(394)
Stock based compensation	(325)	(136)
Other	(11)	4
Income tax (expense) benefit	$ 112	$ 387